CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18  U.S.C.§1350,  as created by Section 906 of the  Sarbanes-Oxley Act of  2002,  the undersigned officer of Sovereign Exploration Associates International, Inc. (The “Company") hereby certifies, to such officers’ knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-QSB of the Company for the three months ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 12, 2007

/s/ Robert D. Baca

Robert D. Baca

Chief Executive Officer

Date:  November 12, 2007

/s/ Martin Thorp

Martin Thorp

Chief Financial Officer